SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ] Preliminary Proxy Statement                    [_]  Confidential, For Use of
                                                        the Commission Only (As
                                                        Permitted by Rule 14a-6
                                                        (e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         WPCS INTERNATIONAL INCORPORATED

                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


    (1) Title of each class of securities to which transaction applies:


    (2) Aggregate number of securities to which transaction applies:


     (3) Per unit p9rice or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


    (4) Proposed maximum aggregate value of transaction:


    (5) Total fee paid:



[_] Fee paid previously with preliminary materials.



[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:


    (2) Form, Schedule or Registration Statement No.:


    (3) Filing Party:


    (4) Date Filed:

                         WPCS INTERNATIONAL INCORPORATED
                       ONE EAST UWCHLAN AVENUE, SUITE 301
                            EXTON, PENNSYLVANIA 19341

                                 August 11, 2005

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of WPCS International Incorporated (the "Company"). The Meeting will be held on September 14, 2005 at 8:00 a.m. local time, at the Fairfield Inn, 5
N. Pottstown Pike, Exton, Pennsylvania 19341.

The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting. We also will report on the progress of the Company and comment on matters of current interest.

It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card to the Company will not prevent you from voting in person at the Meeting if you are present and choose to do so.

If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

Your Board of Directors and management look forward to greeting you personally at the Meeting.

Sincerely,


/s/ ANDREW HIDALGO
------------------
Andrew Hidalgo
Chief Executive Officer and
Chairman of the Board of Directors

                         WPCS INTERNATIONAL INCORPORATED
                       ONE EAST UWCHLAN AVENUE, SUITE 301
                            EXTON, PENNSYLVANIA 19341
                                 (610) 903-0400

             TO THE STOCKHOLDERS OF WPCS INTERNATIONAL INCORPORATED

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of WPCS International Incorporated, a Delaware corporation (the "Company" or "WPCS"), will be held at 8:00 a.m. (local time), on September 14, 2005 at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341, for the following purposes:

1. To elect five (5) directors of the Company to serve until the fiscal 2007 Annual Meeting of Stockholders or until their successors have been duly elected and qualified or until his earlier resignation or removal;

2. To ratify the selection of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2006;

3. To adopt the Company's 2006 Stock Incentive Plan; and

4. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on August 11, 2005 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,


/s/ ANDREW HIDALGO
------------------
Andrew Hidalgo
Chief Executive Officer and
Chairman of the Board of Directors

Exton, Pennsylvania
August 11, 2005


                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY

                         WPCS INTERNATIONAL INCORPORATED
                       One East Uwchlan Avenue, Suite 301
                            Exton, Pennsylvania 19341

                                 PROXY STATEMENT

                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of WPCS International Incorporated, a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341 on Wednesday,
September 14, 2005 at 8:00 a.m. (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, $.0001 par value per share (the "Common Stock"), on August 11, 2005 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 3,821,385 shares of Common Stock.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about August 19, 2005.

Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

Whether you plan to attend the annual meeting or not, the Company urges you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through the Company's stock transfer agent, Interwest Transfer Company, Inc., or you have stock certificates, you may vote:

     o By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Company's Board of Directors.

     o In Person at the Meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in "street name" (held in the name of a bank, broker or other nominee), you must provide bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

     o By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

     o In Person at the Meeting. Contact the broker or other nominee who holds your shares to obtain a broker's proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows the Company or brokers holding the Company's shares on your behalf to send a single set of the Company's annual report and proxy statement to any household at which two or more of the Company's stockholders reside, if either the Company or the brokers believe that the stockholders are members of the same family. This practice, referred to as "householding", benefits both stockholders and the Company. It reduces the volume of duplicate information received by you and helps to reduce your expenses. The rule applies to the Company's annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from the Company that communications to their addresses will be "householded", the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Stockholders who do not wish to participate in "householding" and would like to receive their own sets of the Company's annual disclosure documents in future years should follow the instructions described below. Stockholders who share an address with another one of the Company's stockholders and who would like to receive only a single set of the Company's annual disclosure documents should follow these instructions:

     o Stockholders whose shares are registered in their own name should contact the Company's transfer agent, Interwest Transfer Co., Inc., and inform them of their request by calling them at (801) 272-9294 or writing them at 1981 East Murray Holladay Road, Suite 100, Salt Lake City, Utah 84117.

     o Stockholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NOMINEES

At the Annual Meeting, the stockholders will elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the five nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.


NAME               AGE    POSITION
------------------------- ------------------------------------------------------
Andrew Hidalgo      49    Chief Executive Officer and
                          Chairman of the Board of Directors
------------------------- ------------------------------------------------------
Norm Dumbroff       44    Director
------------------------- ------------------------------------------------------
Neil Hebenton       49    Director
------------------------- ------------------------------------------------------
Gary Walker         50    Director
------------------------- ------------------------------------------------------
William Whitehead   49    Director
------------------------- ------------------------------------------------------

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

Andrew Hidalgo, Chairman and Chief Executive Officer

Mr. Hidalgo has been Chairman of the Board and Chief Executive Officer of the Company since its inception in May 2002 and served in the same capacity with the predecessor companies WPCS, Inc. and WPCS Holdings, Inc. since September 2000. He is responsible for the Company's operations and direction. Prior to that, Mr. Hidalgo held various positions in operations, sales and marketing with Applied Digital Solutions, the 3M Company, Schlumberger and General Electric. He attended Fairfield University in Fairfield, Connecticut where he majored in Marketing and Finance.

Norm Dumbroff, Director

Mr. Dumbroff became a Director of WPCS in November 2002. He has been the Chief Executive Officer of Wav Incorporated since April 1990, a distributor of wireless products in North America. Prior to Wav Incorporated, Mr. Dumbroff was an engineer for Hughes Aircraft. He holds a B.S. degree in Computer Science from Albright College.

Neil Hebenton, Director

Mr. Hebenton became a director of WPCS in October 2002. Since February 2002, he has been Senior Director, Business Development, for Perceptive Informatics, Inc. (a subsidiary of PAREXEL International Corp.), a company offering clinical trial data management software applications to pharmaceutical and biotechnology companies. From January 1998 to January 2002, he was the Managing Director for the U.K. based FW Pharma Systems, a multi-million dollar application software company serving the pharmaceutical and biotechnology sectors. Prior to that, Mr. Hebenton has held a variety of operational, scientific and marketing positions in Europe with Bull Information Systems (BULP-Paris, Frankfurt, Zurich) and Phillips Information Systems. He received his B.S. in Mathematics from the University of Edinburgh, Scotland.

Gary Walker, Director

Mr. Walker became a director of WPCS in December 2002. He is currently the president of the Company's Walker Comm, Inc. ("Walker") subsidiary, a position he has held since November 1996. Prior to his involvement at Walker, Mr. Walker had a distinguished career with the U.S. Navy and also held an elected political position in Fairfield, California. He holds a B.A. in Business Management from St. Mary's College in Moraga, California.

William Whitehead, Director

Mr. Whitehead became a director of WPCS in October 2002. Since October 1998, he has been the Chief Financial Officer for Neutronics Incorporated, a multi-million dollar process and safety systems manufacturer. Mr. Whitehead has held a variety of financial management positions with Deloitte & Touche and was Division Controller for Graphic Packaging Corporation from April 1990 to March 1998. After attending West Point, Mr. Whitehead received a B.S. in Accounting from the Wharton School at the University of Pennsylvania and received his M.B.A. from the Kellogg Graduate School at Northwestern University.

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

                    Information About The Board Of Directors

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

How often did the Board meet during fiscal 2005?

During fiscal 2005, the Board of Directors held one meeting. The Board also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing Audit, Executive, and Nominating Committees. Information concerning the membership and function of each committee is as follows:

--------------------------------------------------------------------------------
                           Board Committee Membership

                        Audit
Name                  Committee     Executive Committee   Nominating Committee
Andrew Hidalgo
Norm Dumbroff             *                  **                    *
Neil Hebenton             *                   *                   **
Gary Walker
William Whitehead        **                   *                    *
---------------------------------- -------------------- ------------------------

  * Member of Committee
** Chairman of Committee

Audit Committee
----------------

We have an Audit  Committee  currently  consisting  of William  Whitehead,  Norm
Dumbroff and Neil Hebenton, with Mr. Whitehead elected as Chairman of the Committee. Our board of directors has determined that each of Messrs. Whitehead, Dumbroff and Hebenton are "independent" as that term is defined under applicable SEC rules and under the current listing standards of the Nasdaq Stock Market. Mr. Whitehead is our audit committee financial expert. The Audit Committee was expanded to three members in December 2004 and has held one meeting. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee.

The Audit Committee's responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors,
(ii) appointing, replacing and discharging the independent auditors, (iii) pre-approving the professional services provided by the independent auditors,
(iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditors. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

Executive Committee
-------------------

We have an Executive  Committee  currently  consisting  of Norm  Dumbroff,  Neil
Hebenton and William Whitehead, with Mr. Dumbroff elected as Chairman of the Committee. The Board of Directors has determined that all of the members are

"independent" under the current listing standards of the Nasdaq Stock Market. The Executive Committee was formed in December 2004 and has had one meeting. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Executive Committee.

The Executive Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of the executive officers and directors of the Company; assuring that the executive officers are compensated effectively in a manner consistent with the stated compensation strategy of the Company; producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC; periodically evaluating the terms and administration of the Company's incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to directors and executive officers of the Company.

Nominating Committee
--------------------

We have a Nominating  Committee  currently  consisting  of Neil  Dumbroff,  Neil
Hebenton and William Whitehead, with Mr. Hebenton elected as Chairman of the Committee. The Board of Directors has determined that all of the members are "independent" under the current listing standards of the Nasdaq Stock Market. The Nominating Committee was designated by the Board of Directors in February 2005 and has had one meeting.

The Nominating Committee has responsibility for assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines. The Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors.

Nomination of Directors

As provided in its charter and our company's corporate governance principles, the Nominating Committee is responsible for identifying individuals qualified to become directors. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate's credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

     o    high personal and professional ethics and integrity;

     o    the ability to exercise sound judgment;

     o    the ability to make independent analytical inquiries;

     o a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

     o    the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

     o    whether  the  person  possesses   specific   industry   expertise  and
          familiarity with general issues affecting our business;

     o whether the person's nomination and election would enable the Board to have a member that qualifies as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission (the "SEC") in Item 401 of Regulation S-K;

     o whether the person would qualify as an "independent" director under the listing standards of the Nasdaq Stock Market;

     o the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

     o the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Nominating Committee must comply with the following:

     o The recommendation must be made in writing to the Corporate Secretary at WPCS International Incorporated.

     o    The  recommendation  must  include  the  candidate's  name,  home  and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company's common stock.

     o The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references.

     o A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the Nasdaq Stock Market and the Securities and Exchange Commission ("SEC"), as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

How are directors compensated?

Directors serve without compensation and without other fixed remuneration. Directors are entitled to receive stock options under our 2002 Stock Option as determined by the Board of Directors. We reimburse our directors for expenses incurred in connection with attending Board meetings.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.

             Section 16(A) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company during fiscal year 2004, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's Common Stock that failed to file reports required by Section 16(a) of the Securities Exchange Act of 1934 on a timely basis during fiscal year 2004.

The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

                 RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee has appointed the firm of J.H. Cohn LLP as the independent registered public accounting firm of the Company for the year ending April 30, 2006, subject to ratification of the appointment by the Company's stockholders. A representative of J.H. Cohn LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company's audited financial statements for the fiscal year ended April 30, 2005

     The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU
380), as amended.

     In addition, the Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company's internal controls and financial reporting.

     Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended April 30, 2005, for filing with the Securities and Exchange Commission.

Audit Fees

     The aggregate fees billed by our auditors, for professional services rendered for the audit of our annual financial statements for the years ended April 30, 2005 and 2004, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB during that fiscal year were $133,000, and $115,500, respectively.

Audit Related Fees

     We incurred fees to auditors of $39,473 and $21,511, respectively, for audit related fees during the fiscal years ended April 30, 2005 and 2004.

Tax Fees

     We incurred fees to auditors of $3,900 and $2,115, respectively, for tax compliance, tax advice and tax compliance services during the fiscal years ended April 30, 2005 and 2004.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

         THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF J.H. COHN LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                       FOR THE YEAR ENDED APRIL 30, 2006.

                                 PROPOSAL NO. 3

                    APPROVAL OF THE 2006 INCENTIVE STOCK PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve the 2006 Stock Incentive Plan (the "2006 Incentive Plan") and to authorize 400,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2006 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2006 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices at One East Uwchlan Avenue, Suite 301 Exton, Pennsylvania 19341.

General

The 2006 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 400,000 shares of Common Stock for issuance under the 2006 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2006 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2006 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2006 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2006 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2006 Incentive Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2006 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2006 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2006 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2006 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

Under the 2006 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2006 Incentive Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2006 Incentive
Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2006 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up, spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2006 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2006 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten years after the 2006 Incentive Plan was approved by the Company's Board of Directors, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2006 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2006 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2006 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2006 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2006 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2006 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2006 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Registration with the Securities and Exchange Commission

We  intend  to file a  Registration  Statement  on Form  S-8  covering  the 2006
Incentive Stock Plan if the 2006 Incentive Stock Plan is approved by the stockholders.

Required Vote

Approval of the 2006 Incentive Stock Plan requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting.

                 RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

   THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2006 INCENTIVE STOCK PLAN.

             BENEFICIAL OWNERSHIP OF WPCS COMMON STOCK OF PRINCIPAL
                     STOCKHOLDERS, DIRECTORS AND MANAGEMENT

     The following tables sets forth, as of July 15, 2005, the number of and percent of the Company's common stock beneficially owned by: (1) all directors and nominees, naming them, (2) our executive officers, (3) our directors and executive officers as a group, without naming them, and (4) persons or groups known by us to own beneficially 5% or more of our common stock. The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

     A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from July 15, 2005 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of July 15, 2005 have been exercised and converted.

                                                 NUMBER OF SHARES
NAME AND ADDRESS                                   BENEFICIALLY   PERCENTAGE OF
OF OWNER                        TITLE OF CLASS       OWNED(1)       CLASS (2)
--------------------------------------------------------------------------------
Andrew Hidalgo                  Common Stock        583,384 (3)        14.67%
One East Uwchlan Avenue
Exton, PA 19341

Donald Walker                   Common Stock         37,721 (3)           *
One East Uwchlan Avenue
Exton, PA 19341

James Heinz                     Common Stock         69,524 (3)         1.81%
One East Uwchlan Avenue
Exton, PA 19341

Richard Schubiger               Common Stock         10,000 (3)           *
One East Uwchlan Avenue
Exton, PA 19341

Joseph Heater                   Common Stock         68,334 (3)         1.76%
One East Uwchlan Avenue
Exton, PA 19341

Norm Dumbroff                   Common Stock        75,002 (3)         1.96%
One East Uwchlan Avenue
Exton, PA 19341

Neil Hebenton                   Common Stock          6,252 (3)           *
One East Uwchlan Avenue
Exton, PA 19341

Gary Walker                     Common Stock         96,315 (3)         2.51%
One East Uwchlan Avenue
Exton, PA 19341

William Whitehead               Common Stock         17,419 (3)           *
One East Uwchlan Avenue
Exton, PA 19341

All Officers and Directors      Common Stock        963,951 (3)        23.39%
As a Group (9 persons)

Barron Partners LP              Common Stock        535,340 (4)        12.29%
730 Fifth Avenue, 9th Floor
New York, NY 10019

Special Situations Private      Common Stock      1,016,668 (4)        23.41%
  Equity Fund, L.P.
153 E. 53rd Street, 55th Floor
New York, NY 10022

Special Situations Fund         Common Stock      1,423,534 (4)        31.28%
  III, L.P.
153 E. 53rd Street, 55th Floor
New York, NY 10022

SF Capital Partners Ltd.        Common Stock        310,466 (4)         7.70%
3600 South Lake Drive
St. Francis, WI 53235

Carrhae & Co.                   Common Stock        208,334 (4)         5.31%
150 E. Social Hall Avenue
4th Floor
Salt Lake City, UT 84111

*  Less than 1%.

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of July 15, 2005 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Based on 3,821,385 shares of common stock issued and outstanding.

(3) Includes the following number of shares of common stock which may be acquired by certain officers and directors through the exercise of stock options which were exercisable as of July 15, 2005 or become exercisable within 60 days of that date: Andrew Hidalgo, 154,167 shares; Donald Walker, 16,667 shares;
James Heinz, 10,000 shares; Richard Schubiger, 10,000 shares; Joseph Heater, 68,334 shares, Norm Dumbroff, 4,168 shares; Neil Hebenton, 6,252 shares; Gary Walker, 18,751 shares; William Whitehead, 10,419 shares; and all officers and directors as a group, 298,758 shares.

(4) Includes the following number of shares of common stock which may be acquired through the exercise of common stock purchase warrants which were exercisable as of July 15, 2005 or become exercisable within 60 days of that date: Barron Partners LP, 535,340 shares; Special Situations Fund Private Equity Fund, L.P., 520,834 shares; Special Situations Fund III, L.P., 729,167 shares; SF Capital Partners Ltd., 208,334 shares; and Carrhae & Co., 104,167 shares.

EXECUTIVE COMPENSATION

The following table sets forth in summary form the compensation received during the fiscal years ended April 30, 2005, 2004, and 2003 by the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers based on salary and bonus earned during the 2005 fiscal year.

                           Summary Compensation Table

                                                    Annual Compensation                               Long Term Compensation
                                            ----------------------------------  ----------------------------------------------------
                                                                 Other Annual   Restricted   Securities
                                            Salary    Bonus     Compensation    Stock        Underlying      LTIP      All Other
Name and Principal Position          Year     ($)       ($)           ($)       Awards       Options (5)    Payouts Compensation ($)
------------------------------------ ------ --------- --------- --------------- ----------- --------------- ------- ----------------
Andrew Hidalgo                       2005   168,000        -         -                -         154,167          -            -

  Chairman, Chief Executive Officer  2004   154,500   17,000         -                -               -          -            -

  and Director                       2003   141,000        -         -                -               -          -            -


Donald Walker                        2005   140,000   10,269         -                -               -          -            -

  Executive Vice President (1)       2004   140,000   26,962         -                -          16,667          -            -

                                     2003    41,160    2,669


Gary Walker                          2005   140,000   10,269                          -           2,084          -            -

  President-Walker and Director (2)  2004   140,000   26,962         -                -          16,667          -            -

                                     2003    42,333    2,669                          -               -          -            -


James Heinz                          2005   140,000        -                                     10,000          -            -

Executive Vice President (3)         2004    10,231        -         -                -               -          -            -


Joseph Heater                        2005   132,000        -         -                -          35,000          -            -

Chief Financial Officer (4)          2004    95,500    8,000         -                -          33,334          -            -

     (1) Mr. Walker has served as Executive Vice President since December 30, 2002.
     (2) Mr. Walker has served as President of Walker and as a Director since December 30, 2002.
     (3)  Mr. Heinz has served as Executive Vice President since April 2, 2004.
     (4)  Mr. Heater has served as Chief Financial Officer since July 15, 2003.
     (5) The number of securities under options granted reflects the number of WPCS shares that may be purchased upon the exercise of options. The Company does not have any outstanding stock appreciation rights.

Employment Agreements

Contract with Andrew Hidalgo

     On February 1, 2005, the Company entered into a three-year employment contract with a shareholder who is the Chairman and Chief Executive Officer of the Company. Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date. The base salary under the agreement is $168,000 per annum, plus benefits.

Contract with Joseph Heater

     On June 1, 2005, the Company entered into a three-year employment contract with the Chief Financial Officer. Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date. The base salary under the agreement is $140,000 per annum, plus benefits.

Contract with Donald Walker

     On December 30, 2002, the Company entered into a four-year employment contract with an option to renew for an additional year, with the Vice President of Walker, who is also an Executive Vice President of the Company. The base salary under the agreement is $140,000 per annum, plus benefits.

Contract with Gary Walker

     On December 30, 2002, the Company entered into a four-year employment contract with an option to renew for an additional year, with the President of Walker, who is also a Director of the Company. The base salary under the agreement is $140,000 per annum, plus benefits.

Contract with James Heinz

     On April 2, 2004, the Company entered into a three-year employment contract with James Heinz, the President of Heinz, who is also an Executive Vice President of the Company. The base salary under the agreement is $140,000, per annum, plus benefits.

Contract with Richard Schubiger

     On November 24, 2004, the Company entered into a three-year employment contract with Richard Schubiger, the President of Quality, who is also an Executive Vice President of the Company. The base salary under the agreement is $120,000, per annum, plus benefits.

Option Grants During 2005 Fiscal Year

The following table provides information related to options granted to the named executive officers during the 2005 fiscal year. The Company does not have any outstanding stock appreciation rights.

                        No. of         % of Total
                      Securities        Options
                      Underlying       Granted to    Exercise
                    Options Granted   Employees in    Price
           Name           (#)         Fiscal Year    ( $/Sh)  Expiration Date
------------------- ----------------- -------------- --------- -----------------
Andrew Hidalgo               154,167       6.60        57.8%         10/6/2009

Gary Walker                    2,084      0.8%         4.80         12/20/2009

James Heinz                   10,000      3.8%         5.25           2/1/2010

Joseph Heater                 25,000      9.4%         6.60          10/6/2009

Joseph Heater                 10,000      3.8%         5.25           2/1/2010

Aggregated Option Exercises During 2005 Fiscal Year and Fiscal Year-End Option Values

The following table provides information related to employee options exercised by the named executive officers during the 2005 fiscal year and number and value of such options held at fiscal year-end.

                                                              Number of Securities Underlying           Value of Unexercised
                                                               Unexercised Options at Fiscal          In-the-Money Options at
                        Shares Acquired       Value                    Year- End (#)                  Fiscal Year- End ($) (1)
                                                              ---------------------------------    -------------------------------
          Name          on Exercise (#)      Realized           Exercisable     Unexercisable       Exercisable    Unexercisable
---------------------- ------------------ ---------------     ---------------- ----------------    -------------- ----------------
Andrew Hidalgo                  -                  -                 154,167           -                   -              -

Gary Walker                     -                  -                   2,084           -                   -              -

James Heinz                     -                  -                  10,000           -                   -              -

Joseph Heater                   -                  -                  25,000           -                   -              -

Joseph Heater                   -                  -                  10,000           -                   -              -

(1). Value based on the closing price of $4.95 per share on April 29, 2005, less the option exercise price.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about the shares of the Company's common Stock that may be issued upon the exercise of options granted to employees under the 2002 Stock Option Plan, which were approved by the Board of Directors, as well as shares that may be issued upon the exercise of options under the 2002 Stock Option Plan, which were not approved by the Board of Directors.

                                                                                                 (c)
                                                                                           Number of securities
                                             (a)                    (b)                 remaining available for
                                    Number of securities        Weighted-average          future issuance under
                                      to be issued upon         exercise price of       equity compensation plans
                                         exercise of               outstanding             excluding securities
                                    outstanding options,        options, warrants             reflected in
       Plan Category                 warrants and rights            and rights               column (a) (1)
-----------------------------      ------------------------    ---------------------    ---------------------------
Equity compensation plans
approved by security holders                       410,896                    $9.25                          5,771

Equity compensation plans
not approved by security
holders (2)                                         44,000                    $5.25                              -
                                   ------------------------    ---------------------    ---------------------------
Total                                              454,896                    $8.77                          5,771
                                   ========================    =====================    ===========================

(1) The Company established a nonqualified stock option plan pursuant to which options to acquire a maximum of 416,667 shares of the Company's common stock were reserved for grant. As of April 30, 2005, included above are 348,227 shares issuable upon exercise of options granted to employees and directors, and 62,669 shares granted to outside consultants.

(2)  Includes 44,000 shares issuable to employees outside the plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At the time of the following transactions, there were no affiliations between us and the other parties. As a result of these transactions, the other parties became affiliates. The transactions were ongoing after the close resulting in payoffs to the other parties who became affiliates.

In connection with the acquisition of Walker, we assumed a lease with trusts, of which, certain of our officers are the trustees, for a building and land located in Fairfield, California, which is occupied by our Walker subsidiary. The lease calls for monthly rental payments of $4,642, with annual increases, calculated using the San Francisco-Oakland-San Jose Consolidated Metropolitan Statistical Area Consumer Price Index. For the years ended April 30, 2005 and 2004, $88,000 and $56,000 was paid as rent for this lease, respectively.

On August 22, 2003, we acquired all of the outstanding shares of Clayborn Contracting Group, Inc. ("Clayborn") in exchange for an aggregate $900,000 cash consideration and 68,871 newly issued shares of our common stock. An additional $1,100,000 is due by September 30, 2007, payable in quarterly distributions, by payment to the Clayborn shareholders of 50% of the quarterly post tax profits, as defined, of Clayborn and a final payment of any remaining balance on that date.

On April 2, 2004, we acquired all of the issued and outstanding common stock of Heinz Corporation ("Heinz"). We acquired all of the issued and outstanding shares of Heinz for $1,000,000, as follows: (1) $700,000 of our common stock, based on the closing price of our common stock on March 30, 2004 of $11.76 per share, for an aggregate of 59,524 newly issued shares of the Company's common stock and (2) $300,000 total cash consideration, of which $100,000 was paid at closing and a $200,000 non-interest bearing promissory note. Of the $200,000, $75,000 was paid in April 2005, $75,000 is payable on the second anniversary of the closing date and $50,000 is payable on the third anniversary of the closing date.

On November 24, 2004, we acquired all of the issued and outstanding common stock of Quality Communications & Alarm Co., Inc. (Quality"). The aggregate consideration paid by the Company to the Quality selling shareholders net of acquisition costs was $7,442,295, of which $6,700,000 was paid at closing. Additional purchase price adjustments of $742,295 were paid in June 2005 to settle working capital adjustments and income tax reimbursements related to the Company electing to make an Internal Revenue Code 338 (h) (10) election. For income tax purposes, this election results in a stepped up basis of assets and liabilities and will result in future income tax deductions.

      DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Andrew Hidalgo, Secretary, WPCS International Incorporated, One East Uwchlan Avenue, Suite 301 Exton, Pennsylvania 19341, no later than April 1, 2006.

                              OTHER PROPOSED ACTION

The Board of Directors is not aware of any other business, which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO JOSEPH
HEATER WPCS INTERNATIONAL INCORPORATED, ONE EAST UWCHLAN AVENUE, SUITE 301 EXTON, PENNSYLVANIA 19341, TELEPHONE NUMBER (610) 903-0400. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY SEPTEMBER 4, 2005.

                                  OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ ANDREW HIDALGO
------------------
Andrew Hidalgo
Chief Executive Officer and
Chairman of the Board of Directors

Exton, Pennsylvania
August 11, 2005

PROXY

                         WPCS INTERNATIONAL INCORPORATED

            PROXY FOR ANNUAL MEETING TO BE HELD ON SEPTEMBER 14, 2005 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints ANDREW HIDALGO and JOSEPH HEATER and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on September 14, 2005, at 8:00 a.m., local time, at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of WPCS International Incorporated to be held at the Fairfield Inn, 5 N. Pottstown Pike, Exton, Pennsylvania 19341 on Wednesday, September 14, 2005 at 8:00 a.m. (local time).

Please read the proxy statement, which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS



1.  ELECTION OF DIRECTORS --                   FOR    WITHHOLD
    Nominees:
    ---------
         Andrew Hidalgo                        [_]      [_]
         Norm Dumbroff                         [_]      [_]
         Neil Hebenton                         [_]      [_]
         Gary Walker                           [_]      [_]
         William Whitehead                     [_]      [_]

--------------------------------------------------------------------------------
    (Except nominee(s) written above)


                                               FOR    AGAINST   ABSTAIN
2.  Proposal to approve appointment of         [_]      [_]       [_]
    J.H. Cohn LLP as independent
    registered Public accounting firm

                                               FOR    AGAINST   ABSTAIN
3.  Proposal to approve the 2006 Incentive     [_]      [_]       [_]
    Stock Plan.


If you plan to attend the Annual Meeting please mark this box [_]

Dated:                , 2005

Signature

Name (printed)

Title
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

                              FOLD AND DETACH HERE